SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 6, 2002

Renaissance Mortgage Acceptance Corp.

(Exact name of registrant as specified in its charter)

Delaware

333-82550

52-2356399

(State or other jurisdiction

(Commission

         (IRS Employer

        of incorporation)

File Number)

ID Number)

1000 Woodbury Road, Woodbury, New York                                                    11797

(Address of principal executive offices)

                (Zip Code)

Registrant’s Telephone Number,

              (516) 364-8500

including area code:

                                                                   N/A

(Former name or former address, if changed since last report)

Item 5.

Other Events

Filing of Computational Materials.

This Current Report on Form 8-K is being filed to file copies of the Computational Materials (as defined below) prepared and distributed by Greenwich Capital Markets, Inc., as lead underwriter ("Greenwich") and First Union Securities, Inc., in connection with the issuance by Renaissance Home Equity Loan Trust 2002-2 of Home Equity Loan Asset-Backed Certificates, Series 2002-2.  The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and Underwriter by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(k)

Not applicable.

(l)

Not applicable.

(m)

Exhibits:

8.1

Opinion of McKee Nelson LLP regarding legality of the certificates and certain tax matters.

23.1

Consent of McKee Nelson LLP (included in Exhibit 8.1).

99.1

Computational Materials of Greenwich Capital Markets, Inc.

99.2

Computational Materials of Wachovia Securities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:

/s/ Morris Kutcher

Name:

Morris Kutcher

Title:

Vice President

Dated:  June 24, 2002

EXHIBIT INDEX

Exhibit

8.1

Opinion of McKee Nelson LLP regarding the legality of the

certificates and certain tax matters.

23.1

Consent of McKee Nelson LLP

(included in Exhibit 8.1).

99.1

Computational Materials of Greenwich Capital Markets, Inc.

99.2

Computational Materials of Wachovia Securities, Inc.